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                                                                   Exhibit 10.24

                                MASTER GRID NOTE
                       (SECURED REVOLVING LINE OF CREDIT)


$ 3,000,000.00                                        October 31, 1996
 -------------



     FOR VALUE RECEIVED, the undersigned, Edwards Capital Corp., DOES HEREBY PROMISE TO PAY on or before June 30 , 1997 to the order of FIRST BANK OF THE AMERICAS (the "Bank"), at its office at 375 Park Avenue, New York, New York 10152, in lawful money of the United States and in immediately available funds, the principal amount of THREE MILLION DOLLARS ($ 3,000,000.00) or, if less, the aggregate unpaid principal amount of all advances (the "Advances") made to the undersigned by the Bank.

     The undersigned promises to pay interest on the aggregate unpaid principal amount of this Note from the date of the initial Advance until such aggregate principal amount is paid in full, in like money, at said office at a rate per annum equal to, at the option of the undersigned, one and one quarter percent (1.25%) above LIBOR or zero percent (0.0%) above the prime rate set forth by First Bank of The Americas (the "Prime Rate"), on a floating rate basis, such interest to be payable on the first day of each month during the term hereof and on the date of payment in full of this Note. Any amount of principal hereof which is not paid when due, whether after demand or an Event of Default, shall bear interest from the date when due until said principal amount is paid in full, at a rate per annum equal to five percent (5%) above the Rate then in effect. Any change in the interest rate resulting from a change in the Prime Rate shall be effective as of the beginning of the day on which such change in the Prime Rate becomes effective.

     The undersigned hereby authorizes the Bank to endorse on the grid annexed to this Note all Advances made to the undersigned and all payments of principal and interest in respect to such Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Advances; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of the undersigned under this Note or any other agreement or document delivered in connection therewith.

Payments and Computations
-------------------------

     The undersigned shall have the right, without penalty, at any time to prepay this Note in whole or, from time to time, in part. The undersigned hereby authorizes the Bank to charge, from time to time, any or all of the undersigned's accounts with the Bank any amounts, which have not been paid when due.

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     If the Bank elects not to extend this line of credit beyond June 30, 1997 the Bank will notify the undersigned in writing and the payment of all Advances under this Note will be extended one time only and shall be due and payable on or before August 31, 1997 provided that there are no events of default under the line or under any other credit facilities extended by the Bank.

     All computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable. Whenever any payment to be made hereunder shall be stated to be due, on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of interest.

Events of Default
-----------------

     Upon the occurrence and continuation of any of the following events (each an "Event of Default"): (i) if any of the Liabilities of the Undersigned (as hereinafter defined) shall not be paid when due, or (ii) if it appears, in the Bank's good faith opinion, at any time that any representation in any agreement or financial or other statement of any Obligor (as hereinafter defined) delivered to the Bank by or on behalf of any Obligor is untrue in any material respect or omits any material fact, or (iii) if a material adverse change, in the Bank's good faith opinion, shall occur in the financial condition of any Obligor, or (iv) if any Obligor shall die or be dissolved, or shall become insolvent (however evidenced), or (v) upon the suspension of business of any Obligor, or (vi) upon the commencement of any proceeding under (or the use of any of the provisions of) Article 52 of the New York Civil Practice Law and Rules by any judgment creditor against any Obligor which has not been stayed or dismissed within 60 days, or with respect to any property of any Obligor, or
(vii) upon an assignment for the benefit of creditors by any Obligor, or (viii) upon a trustee or receiver being appointed for any Obligor or for any substantial part of the property thereof, or (ix) upon any proceedings being commenced by or against any Obligor under bankruptcy, reorganization, arrangement of debt, insolvency, receivership, liquidation or dissolution law or statute and, if commenced against any Obligor, such proceedings shall not have been stayed or dismissed within 60 days, or (x) if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property, or assume control over the affairs or operations of, any Obligor, or (xi) if any indebtedness of any Obligor for borrowed money in an amount in excess of $10,000 shall become due and payable by acceleration or maturity thereof, or (xii) if the undersigned shall be party to any merger or consolidation without the written consent of the Bank, or (xiii) if the undersigned without the written consent of the Bank, shall grant or permit to exist any security interest, pledge, mortgage or lien whatsoever (other than liens which are not material in amount) in or on any of its property or shall file or authorize or permit to be filed in any jurisdiction any financing statement under the Uniform Commercial Code or like document under applicable law other than in the ordinary course of business, or (xiv) if the ratio of Senior Debt + Unsecured Debt/(Subordinated Debt + Tangible Net Worth) for the undersigned shall exceed 1.25, or (xv) if the current ratio of the undersigned shall be less than 3.25, or (xv) if tangible net worth of the undersigned shall be less than $8,750,000 THEN AND

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IN ANY SUCH EVENT, all Liabilities of the Undersigned shall become at once due and payable, without notice, presentment or demand for payment, all of which are hereby expressly waived.

     The term "Liabilities of the Undersigned" shall mean the obligations of the undersigned under this Note and any other agreement delivered to the Bank. The term "Obligor" shall include the undersigned and each endorser, guarantor and surety on this Note.

Other
-----

     The undersigned shall pay all costs and expenses of every kind incurred in connection with the enforcement of any Liabilities of the Undersigned, including reasonable attorney's fees.

     The undersigned hereby agrees that any legal action or proceeding against it for enforcement of this Note and any other Liabilities of the Undersigned, or any judgment with respect thereto may be brought in the courts of the State of New York, or elsewhere, as the Bank may elect, and the undersigned hereby irrevocably submits to the nonexclusive jurisdiction of each of said courts. The undersigned irrevocably consents to service of process by mail in such action and to the removal to any of such courts by the Bank of any action brought by the undersigned in any court other than the one selected by the Bank in its sole discretion, as the venue of such action. The undersigned waives trial by jury and agrees not to raise any present or future claim it may have against the Bank in any action brought by the Bank to enforce or collect this Note.

     Any Advance under this Note shall be subject to no material adverse change in the undersigned's financial condition or that of the Obligors in Bank's sole judgment.

     Until all of the Liabilities of the Undersigned are paid in full, the undersigned hereby agrees to: (i) keep true and complete books, records and accounts; (ii) keep its properties in good repair and maintain adequate insurance against fire, theft and other such risks as is customary with other comparable entities; promptly pay all taxes, unless contested in good faith, as well as all lawful claims for labor, materials and supplies which, if unpaid might become a lien or charge on its properties; (iii) furnish to Bank (a) within 90 days after the end of each fiscal year financial statements audited (certified) by an independent public accounting firm acceptable to Bank, and (b) within 60 days after the close of each fiscal quarter, similar statements certified by the undersigned's Chief Executive Officer, and (c) within 90 days of the close of each fiscal year 10K reports for Medallion Financial Corp., and
(d) within 45 days of the close of each fiscal quarter 10Q reports for Medallion Financial Corp.; and execute and deliver such further instruments and documents and perform such further acts as may be necessary or proper, in our opinion, to effectuate the provisions and purposes of the Note and all related Agreements.

     The undersigned hereby represents and warrants, as of the date of the execution of this Note, that: (i) the undersigned's financial statements submitted to Bank are true and correct and

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fairly reflect its financial condition as of the date of such statements and no material change has occurred since such date; (ii) the undersigned has filed all tax returns which are required to be filed and has paid all taxes which have become due pursuant to such returns or pursuant to any assessment; (iii) the Note and all related documents have been or will be duly authorized, executed and delivered and constitute valid, legally binding and enforceable Obligations in accordance with their terms; (iv) except for the Bank's security interest, all accounts receivable, inventory and the proceeds and products thereof are free and clear of any liens or encumbrances.

     This Note is secured by a Security Agreement dated October 31, 1996 by the undersigned to the Bank, reference to which is hereby made for a description of the collateral provided for thereunder and the rights of the Bank with respect to such collateral.

     No delay on the part of the Bank in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. The options, powers and rights of the Bank specified herein are in addition to those otherwise created. This Note and the rights and obligations of the Bank and of the undersigned hereunder shall be governed by and construed in accordance with the law of the State of New York.

                                        Edwards Capital Corp.



                                        By:  /s/ Michael Kowalsky
                                            ---------------------------





                                        Title:    President
                                              ---------------------------



                                        By:   /s/ Daniel F. Baker
                                           ------------------------------





                                        Title:  Treasurer
                                              ---------------------------

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
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SCHEDULE OF LOANS AND PAYMENTS

DATE         AMOUNT OF LOAN       AMOUNT OF PRINCIPAL PAID  BALANCE REMAINING UNPAID  NOTATION MADE BY


















































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                                                   LOAN NO._____________________

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